                                                     Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                                   FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            RESOURCE AMERICA, INC.
            (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                  72-0654145
                      (I.R.S. Employer Identification No.)

      1521 Locust Street, Philadelphia, Pennsylvania 19102 (215-546-5005) (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Steven J. Kessler, 1521 Locust Street, Philadelphia, Pennsylvania 19102
                                 (215-546-5005)
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

 J. Baur Whittlesey, Esq.                              Dave Muchnikoff, P.C.
Ledgewood Law Firm, P.C.                         Silver, Freedman & Taff, L.L.P.
   1521 Locust Street                               1100 New York Avenue, N.W.
 Philadelphia, PA 19102                           Washington, D.C. 20005-3934
     (215) 735-0663                                         (202) 682-0354

                            ---------------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box / /.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box / /.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering /X/. 333-47393

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering / /.

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box / /.

                        CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------
Title of each class            Proposed maximum
of securities to be           aggregate offering            Amount of
    registered                     price(1)                registration fee
------------------------------------------------------------------------
Common Stock                     $16,258,077                 $4,796.13

-------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee.

Incorporation By Reference of Registration Statement on Form S-3, File No. 333-47393.

         Resource America, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-47393) declared effective on April 23, 1998 by the Securities and Exchange Commission.

================================================================================

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on April 23, 1998.


                                        RESOURCE AMERICA, INC.



                                        By: /s/ Edward E. Cohen
                                          ------------------------------------
                                           Edward E. Cohen, Chairman of the
                                           Board of Directors, Chief Executive
                                           Officer and President

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.





/s/ Edward E. Cohen
-------------------------------------
EDWARD E. COHEN, Chairman of                          Date: April 23, 1998
the Board of Directors,
Chief Executive Officer,
President and Director
(Chief Executive Officer)

/s/ Carlos C. Campbell
-------------------------------------
CARLOS C. CAMPBELL, Director                          Date: April 23, 1998

/s/ Daniel G. Cohen
-------------------------------------
DANIEL G. COHEN, Executive Vice                       Date: April 23, 1998
President and Director

/s/ Andrew M. Lubin
-------------------------------------
ANDREW M. LUBIN, Director                             Date: April 23, 1998

/s/ Scott F. Schaeffer
-------------------------------------
SCOTT F. SCHAEFFER, Executive Vice                    Date: April 23, 1998
President and Director

/s/ Alan D. Schreiber
-------------------------------------
ALAN D. SCHREIBER, M.D.,                              Date: April 23, 1998
Director

/s/ Michael L. Staines
-------------------------------------
MICHAEL L. STAINES, Senior                            Date: April 23, 1998
Vice President, Secretary
and Director

/s/ John S. White
-------------------------------------
JOHN S. WHITE, Director                               Date: April 23, 1998

/s/ Steven J. Kessler
-------------------------------------
STEVEN J. KESSLER, Senior Vice President              Date: April 23, 1998
-- Finance and Chief Financial Officer

/s/ Nancy J. McGurk
-------------------------------------
NANCY J. MCGURK, Vice                                 Date: April 23, 1998
President -- Finance
(Chief Accounting Officer)

